Exhibit 99.3

UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NAUTIC STAR, LLC

Amory, Mississippi

As of June 30, 2017 and for the Six Months Ended

June 30, 2017 and 2016 and Related Notes

Franks, Franks, Jarrell & Wilemon, P.A

Certified Public Accountants

NAUTIC STAR, LLC & SUBSIDIARIES

TABLE OF CONTENTS

INDEPENDENT AUDITORS’ REVIEW REPORT	2

FINANCIAL STATEMENTS:

Condensed Consolidated Balance Sheets	3

Condensed Consolidated Statements of Income & Members’ Equity	4

Condensed Consolidated Statements of Cash Flows	5

Condensed Consolidated Notes to the Financial Statements	6

P.O. Box 731 Tupelo, MS 38802 (662) 844-5226	Partners Gary Franks, CPA Greg Jarrell, CPA Bryon Wilemon, CPA Jonathan Hagood, CPA Rudolph Franks, CPA (emeritus)
P.O. Box 355 Fulton, MS 38843 (662) 862-4967

INDEPENDENT AUDITORS’ REVIEW REPORT

To the Board of Directors and Members of

Nautic Star Boats, LLC & Subsidiaries

Amory, Mississippi

Report on the Financial Statements

We have reviewed the condensed consolidated financial statements of Nautic Star Boats, LLC., a Mississippi Limited Liability and consolidated subsidiaries, which comprise the balance sheet as of June 30, 2017, and the related condensed consolidated statements of income and members’ equity and cash flows for the six months periods ended June 30, 2017 and 2016,

Management’s Responsibility

The Company’s management is responsible for the preparation and fair presentation of the condensed financial information in accordance with accounting principles generally accepted in the United States of America; this responsibility includes the design, implementation, and maintenance of internal control sufficient to provide a reasonable basis for the preparation and fair presentation of interim financial information in accordance with accounting principles generally accepted in the United States of America.

Auditors’ Responsibility

Our responsibility is to conduct the reviews in accordance with auditing standards generally accepted in the United States of America applicable to reviews of interim financial information. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial information. Accordingly, we do not express such an opinion.

Conclusion

Based on our review, we are not aware of any material modifications that should be made to the condensed financial information referred to above for it to be in accordance with accounting principles generally accepted in the United States of America.

Report on Condensed Balance Sheet as of December 31, 2016

We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the consolidated balance sheet as of December 31, 2016, and the related consolidated statements of income and members’ equity and cash flows for the year then ended (not presented herein); and we expressed an unmodified audit opinion on those audited consolidated financial statements in our report dated September 20, 2017. In our opinion, the accompanying condensed consolidated balance sheet of Nautic Star Boats, LLC & subsidiaries as of December 31, 2016, is consistent, in all material respects, with the audited consolidated financial statements from which it has been derived.

/s/ Franks, Franks, Jarrell & Wilemon, P.A.

Franks, Franks, Jarrell & Wilemon, P.A.
Fulton, Mississippi
October 24, 2017

NAUTIC STAR, LLC & SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2017	2016
	(unaudited)
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$4,828,802	$3,419,093
Accounts receivable - net	1,805,579	847,796
Inventories	3,849,659	4,142,346
Prepaid expenses	86,231	159,460

Total current assets	10,570,271	8,568,695

PROPERTY, PLANT, AND EQUIPMENT	7,358,050	6,883,982
Less: Accumulated depreciation	(3,768,557)	(3,425,711)

Total property, plant & equipment	3,589,493	3,458,271

OTHER ASSETS
Bond issuance costs, net of accum. amort. of $11,243 and $10,841	802	1,204
Refundable deposits	1,110	1,110
Investment in association	5,000	5,000

Total other assets	6,912	7,314

TOTAL ASSETS	$14,166,676	$12,034,280

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable - trade	$761,661	$1,141,246
Accrued warranty reserve	1,992,409	1,860,343
Accrued repurchase liability	200,000	200,000
Other accrued expenses	856,104	432,603

Total current liabilities	3,810,174	3,634,192

MEMBERS’ EQUITY	10,356,502	8,400,088

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$14,166,676	$12,034,280

See accompanying notes and independent auditors’ review report.

NAUTIC STAR, LLC & SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND MEMBERS’ EQUITY

(Unaudited)

	Six Months Ended June 30,
	2017	2016

REVENUE

Net sales	$42,294,689	$28,944,547

Less: Cost of sales	34,047,204	24,016,986

GROSS PROFIT	8,247,485	4,927,561

Less: Selling, general and administrative expenses	2,807,619	2,289,234

INCOME FROM OPERATIONS	5,439,866	2,638,327

Interest income	5,938	3,662
Other income (expenses)	—	899

Total other income (expenses)	5,938	4,561

NET INCOME	5,445,804	2,642,888

Members’ equity at beginning of period	8,400,088	8,292,653

Member distributions	(3,489,390)	(3,471,667)

Members’ equity at end of period	$10,356,502	$7,463,874

See accompanying notes and independent auditors’ review report.

NAUTIC STAR, LLC & SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended June 30,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$5,445,804	$2,642,888
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and Amortization	343,247	279,059
(Increase) decrease in:
Accounts receivable	(661,721)	(590,828)
Inventories	292,687	(1,802,475)
Prepaid expenses	73,229	76,997
Increase (decrease) in:
Accounts payable	(379,585)	1,185,844
Accrued expenses	259,505	293,988

Net cash provided by (used in) operating activities	5,373,166	2,085,473

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment	(474,067)	(562,768)

Net cash provided by (used in) investing activities	(474,067)	(562,768)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to members	(3,489,390)	(3,471,667)

Net cash provided by (used in) financing activities	(3,489,390)	(3,471,667)

INCREASE (DECREASE) IN CASH	1,409,709	(1,948,962)

CASH AT BEGINNING OF YEAR	3,419,093	4,703,205

CASH AT END OF YEAR	$4,828,802	$2,754,243

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$—	$—

See accompanying notes and independent auditors’ review report.

NAUTIC STAR, LLC

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As of June 30, 2017 and the Six Months Ended June 30, 2017 and 2016

NOTE 1 - SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation — The interim condensed consolidated financial statements do not represent complete financial statements and should be read in conjunction with the Company’s annual audited December 31, 2016 financial statements.

Operations — Nautic Star, LLC. (The Company) is engaged primarily in the manufacture, distribution and sale of recreational boats, engines and parts. The Company sells its products to retail dealers throughout the United States.

Basis of Consolidation — The consolidated financial statements include the accounts of Navigator Marine, LLC. And NS Transport, LLC, both wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

Revenue Recognition - The Company’s revenue is derived primarily from the sale of boats, marine parts and accessories. Revenue is recognized in accordance with the terms of the sale, primarily upon shipment to customers, once the sales price is determinable and collectability is reasonably assured.

Dealer Incentives - The Company offers discounts and sales incentives that include retail promotions, rebates, and floor plan reimbursement costs that are recorded as reductions of revenues in net sales in the condensed consolidated statements of operations. Dealer rebates and sales promotion incentives for the six months ended June 30, 2017 and 2016 totaled $450,151 and $277,484, respectively.

Floor Plan Reimbursement Costs - The Company participates in various programs whereby it agrees to reimburse its dealers certain floor plan interest costs incurred by such dealers. Such costs are included as a reduction in net sales in the condensed consolidated statements of operations and for the six months ended June 30, 2017 and 2016 totaled $66,466 and 28,699, respectively.

Cash and Cash Equivalents - The Company considers all highly liquid investments with a maturity of three months or less, when purchased, to be “cash equivalent”.

Investments in Associations — The Company owns 100 shares in a material purchasing association. The investment in this association is recorded at cost.

Income Taxes — Nautic Star, LLC is treated as a partnership for income tax purposes and as such, each member is taxed separately on their distributive share of the Company’s income whether or not that income is actually distributed. Navigator Marine, LLC and NS Transport, LLC are considered disregarded entities for income tax purposes and their net activity will be reported on Nautic Star, LLC’s income tax returns.

Receivables — The Company carries its accounts receivable at cost less an allowance for doubtful accounts. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of past write-offs and collections and current credit conditions. The Company’s policy is not to accrue interest on accounts receivable. Accounts are written off as uncollectible at the time management determines that collection is unlikely. As of June 30, 2017 and December 31, 2016 the allowance account had a balance of $0 and $0, respectively.

NAUTIC STAR, LLC

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As of June 30, 2017 and the Six Months Ended June 30, 2017 and 2016

NOTE 1 - SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES - continued

Inventories - Inventories are stated at the lower of cost (determined on a first-in, first-out basis) or market and include material, labor and factory overhead. Inventories were as follows:

	6/30/17	12/31/16
Raw materials and supplies	$2,481,530	$1,870,112
Work in process - boats	456,749	831,070
Finished goods - boats	118,182	67,384
Engines	774,973	1,128,327
In-Transit Inventory	0	232,916
Finished goods - trailers	18.225	12,537

Total	$3,849,659	$4,142,346

Property, Plant and Equipment - Property, Plant and Equipment is stated at cost. Property, plant and equipment is depreciated over the estimated useful lives of the related assets using primarily the straight-line method. Depreciation expense for the six months ended June 30, 2017 and 2016 was $343,247 and $279,059, respectively. Total fixed assets were as follows:

	6/30/17	12/31/16
Buildings	$1,460,173	$1,460,173
Building improvements	1,239,085	1,071,242
Autos and trucks	196,028	196,028
Fixtures and equipment	1,422,527	1,370,075
Molds	3,040,237	2,786,464

Total	$7,358,050	$6,883,982

Maintenance, repairs, and renewals, which neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Gains and losses on dispositions of property and equipment are included in income.

Reserve for Warranty Obligations - The Company offers warranties on the sale of certain products for a period of up to 10 years and records an accrual for the estimated future claims. Such accruals are based upon historical experience and management’s estimates of the level of future claims, and are subject to adjustment as actual claims are determined or as changes in the obligations become reasonably estimable. At June 30, 2017 and December 31, 2016, reserves in the amount of $1,992,409 and $1,860,343 have been established, respectively.

Freight Costs - The Company includes freight costs in costs of goods sold. Total freight and shipping costs included in costs of goods sold for the six months ended June 30, 2017 and 2016 was $1,071,094 and $830,477, respectively.

Advertising Costs - The Company expenses all advertising costs in the period in which they are incurred. Advertising expense was $11,112 and $130,986 for the six months ended June 30, 2017 and 2016, respectively.

NAUTIC STAR, LLC

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As of June 30, 2017 and the Six Months Ended June 30, 2017 and 2016

NOTE 2 - PENSION PLAN

The Company has established a 401 (k) plan. All employees over the age of 18 and with six months of service are eligible to participate. The Company may make discretionary payments as well as discretionary matching of employees’ contributions. Employees may elect to defer amounts according to the maximum allowed under Federal guidelines. For the six months ended June 30, 2017 and 2016, discretionary matching contributions were $20,005 and $15,794, respectively.

NOTE 3 - CONCENTRATION OF CREDIT RISK

The Company maintains deposits that at times exceeds of federally insured limits. The risk associated with these uninsured funds is managed by maintaining all deposits in high quality financial institutions. At June 30, 2017 and December 31, 2016, deposits in excess of federally insured limits totaled $5,534,775 and $3,617,488, respectively.

The Company extends credit to its customers, a significant portion of which are in the recreational boat industry throughout the United States.

NOTE 4- USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 4 - USE OF ESTIMATES - continued

The most significant estimates relate to reserved warranty obligations (Note 1 and Note 9) and repurchase commitments (Note 8). These estimates may be adjusted as more current information becomes available, and any adjustment could be significant.

NOTE 5 - FAIR VALUES OF FINANCIAL INSTRUMENTS

The Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards Codification (FASB ASC 825-10), requires disclosures about the fair value for all financial instruments, whether or not recognized, for financial statement purposes. Disclosures about fair value of financial instruments are based on pertinent information available to management as of June 30, 2017 and December 31, 2016. Accordingly, the estimates presented in these statements are not necessarily indicative of the amounts that could be realized on the financial instruments.

Management has estimated the fair values of cash, receivables, accounts payable, accrued expenses and short-term borrowings to be approximately their respective carrying values reported on these statements because of their short maturities.

NAUTIC STAR, LLC

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As of June 30, 2017 and the Six Months Ended June 30, 2017 and 2016

NOTE 6 — ACCOUNTS RECEIVABLE

Accounts receivable at June 30, 2017 and December 31, 2016 consisted of the following:

	6/30/17	12/31/16
Trade accounts receivable	$1,805,579	$847,796
Less: Allowance for doubtful accounts	0	0

Total	$847,796	$847,796

NOTE 7 — CONCENTRATIONS

Total sales for the six months ended June 30, 2017 and 2016 included sales to one major customer that accounted for 10% and 13% of the total consolidated net sales, respectively. This customer accounted for 15% and 11% of the consolidated net accounts receivable at June 30, 2017 and December 31, 2016, respectively.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

The Company is party to floor plan repurchase agreements with several financial institutions. These agreements call for the repurchase of unsold inventory by the Company under certain circumstances outlined in the agreements. In the event that repurchase is deemed necessary, the new, unsold merchandise would be purchased by the Company for the amount due to the financial institutions. Normally, the amount due to the financial institutions would be the principal balance outstanding reduced by offsets for damages or misuse. The Company would then reacquire the merchandise and sell the merchandise through its normal distribution channels. The reserve for losses on potential repurchase commitments was $200,000 and $200,000 at June 30, 2017 and December 31, 2016, respectively.

NOTE 9 — WARRANTY RESERVE

The following summarizes the changes in the Company’s aggregate liability under product warranties:

	6/30/17	12/31/16

Balance at beginning of period	$1,860,343	$1,722,783
Warranties accrued during the year	422,947	637,212
Settlements made during the period	(340,881)	(499,652)
Changes in adjustments, including expirations	50.000	0

Balance at end of period	$1,992,409	$1,860,343

NAUTIC STAR, LLC

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As of June 30, 2017 and the Six Months Ended June 30, 2017 and 2016

NOTE 10 — RELATED PARTY TRANSACTIONS

The Company utilizes the services of Star Printing, Inc., whose sole shareholder is a 40% equity member of the Company.

Related party transactions for the six months ended June 30, 2017 and 2016 are as follows:

	6/30/17	6/30/16

Services and equipment purchased	$80,234	$45,899

NOTE 11 - SUBSEQUENT EVENTS

On October 2, 2017, the Members entered into a closed agreement to sell all of the outstanding membership interests of Nautic Star, LLC to MCBC Holdings, Inc, a Delaware corporation.

Management has evaluated subsequent events through October 24, 2017, the date on which the financial statements were available to be issued.